Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Cash Management Portfolio

(the “Portfolio”)

Supplement dated December 9, 2015, to the Summary Prospectus dated May 1, 2015, as supplemented and amended to date

In July 2014, the U.S. Securities and Exchange Commission adopted amendments to the rules that govern money market funds that significantly changed the way certain money market funds will be required to operate. At an in-person meeting held on December 9, 2015, the Board of Trustees of SunAmerica Series Trust considered the likely effects of the rule changes on the Portfolio and approved a recommendation by the Portfolio’s investment adviser, SunAmerica Asset Management, LLC (“SunAmerica”), to convert the Portfolio to an ultra short term bond fund. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the conversion and the changes described in this supplement. This filing will be subject to review by the SEC and is expected to become effective 60 days after filing (the “Effective Date”). It is currently expected that the conversion and these changes will become effective on or about May 1, 2016.

As of the Effective Date, the Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in bonds. The securities in which the Portfolio will invest will be investment grade at the time of purchase. Under normal circumstances, the Portfolio will maintain a dollar-weighted average effective maturity of one year or less.

In addition, as of the Effective Date, the Portfolio’s name will change to “Ultra Short Bond Portfolio” and Dimensional Fund Advisors LP (“DFA”) will serve as the subadviser to the Portfolio, replacing the Portfolio’s current subadviser. On December 9, 2015, the Board of Trustees approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica and DFA with respect to the Portfolio, which will become effective on the Effective Date. An Information Statement will be sent to shareholders that will include information about DFA and the New Subadvisory Agreement.

Once the changes to the Portfolio’s name and principal investment strategies become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Emerging Markets Portfolio

(the “Portfolio”)

Supplement dated December 9, 2015, to the Prospectus

dated May 1, 2015, as supplemented and amended to date

Effective immediately, on page 104 of the Prospectus, under the heading “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO’S INVESTMENT STRATEGIES AND INVESTMENT RISKS,” the disclosure included under “Emerging Markets Portfolio,” is hereby deleted in its entirety and replaced with the following:

“Emerging Markets Portfolio. The Portfolio may also invest in real estate investment trusts (REITs) (up to 10% of its net assets), illiquid securities (up to 15% of its net assets), IPOs and fixed income securities; may engage in equity swaps and options and futures and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Real Estate Industry Risk

•	Counterparty Risk

•	Derivative Risk

•	Illiquidity Risk

•	IPO Investing Risk

•	Risks of Investing in Bonds”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version: Combined Master